EXHIBIT 32.1
                                                                    ------------

                                  CERTIFICATION
                  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
              ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of National Datacomputer, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the period ended September 30, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2004                 /s/ John P. Ward
                                         -------------------------------
                                         John P. Ward
                                         Chairman of the Board, President and
                                         Chief Executive Officer


Dated: November 13, 2004                 /s/ Gerald S. Eilberg
                                         -------------------------------
                                         Gerald S. Eilberg
                                         Senior Vice President of Finance and
                                         Administration and Chief Financial
                                         Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.